THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE SEPTEMBER 16, 2007.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL SEPTEMBER 16, 2007.

THE WARRANTS REPRESENTED HEREBY WILL BE VOID AND OF NO VALUE UNLESS EXERCISED WITHIN THE TIME LIMIT HEREIN PROVIDED.

STOCKGROUP INFORMATION SYSTEMS INC.
750 West Pender Street, Suite 500
Vancouver, British Columbia, V6C 2T7

(Incorporated under the Business Corporations Act (Colorado))

Certificate No. <>	<> Warrants

UNDERWRITER’S WARRANTS

THIS IS TO CERTIFY THAT, for value received, [HOLDER], of [ADDRESS] is the holder (the “Holder”) of the number of transferable share purchase warrants (the “Warrants”) specified above and is thereby entitled to subscribe for and purchase one fully paid and non-assessable Common Share (a “Common Share”) of Stockgroup Information Systems Inc. (the “Company”) for each such Warrant at any time prior to 5:00 p.m. local time in Vancouver, British Columbia, Canada, on May 15, 2008 at an exercise price of $1.50 per Common Share.

The rights to acquire Common Shares of the Company granted by this Warrant Certificate may be exercised by the Holder, in whole or in part (but not as to a fractional Common Share), by:

(a)	duly completing in the manner indicated and executing the subscription form attached hereto as Schedule “A”;

(b)	delivering and surrendering this Warrant Certificate at the offices of the Company’s Registrar and Transfer Agent, <> at [address]; and

(c)

concurrently delivering to the Transfer Agent a certified cheque or bank draft made payable to the Company for the amount then due to the Company for the number of Common Shares purchased on the exercise of this Warrant Certificate.

In the event of any exercise of the Warrants, certificates for the Common Shares purchased shall be delivered to the Holder within a reasonable time not exceeding three business days after the Warrants shall have been so exercised, and, unless the Warrants have expired, a new Warrant Certificate granting the right to acquire that number of Common Shares, if any, with respect to the Warrants that shall not then have been exercised shall also be issued to the Holder within such time.

The Company covenants to and agrees with the Holder that all Common Shares which may be issued upon the exercise of the Warrants shall, upon issuance, be fully paid and non-assessable and free of all liens, charges and encumbrances. The Company further covenants and agrees that during the period within which the Warrants may be exercised, the Company shall at all times have authorized and reserved a sufficient number of Common Shares to provide for the exercise of all of the Warrants.

Neither the Warrants nor the Common Shares issuable upon exercise thereof have been or will be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) nor under the laws of any state of the United States. Subject to certain limited exceptions, (i) Warrants may not be exercised within the United States and (ii) no Common Shares issuable upon exercise of Warrants will be delivered to any address in the United States unless the Warrant and the underlying securities have been registered under the 1933 Act and the applicable securities legislation of any such state or an exemption from such registration requirements is available.

THE FOLLOWING ARE THE TERMS AND CONDITIONS REFERRED TO IN THIS WARRANT CERTIFICATE:

1. As used herein, the term “Common Shares” shall mean and include the Company’s presently authorized common voting shares without par value; the term “Warrant Certificate” shall mean this certificate representing the right to purchase such number of Common Shares as set forth above; and the term “Warrants” shall mean the warrants of the Company evidenced by this Warrant Certificate.

2. Upon the occurrence of one or more events involving the capital reorganization, reclassification, subdivision or consolidation of the shares of the Company, or the merger, amalgamation or other corporate combination of the Company with one or more other entities, or of any other events in which new securities of any nature are delivered in exchange for the issued Common Shares and such issued Common Shares are cancelled (any such event being referred to as a “Fundamental Change”), then at the time of any exercise of the Warrants taking place after such Fundamental Change, and in lieu of issuing the Common Shares which, but for such Fundamental Change and this provision, would have been issued upon such exercise, the Company or its successor shall issue instead such number of new securities as would have been delivered as a result of the Fundamental Change in exchange for those Common Shares which the Holder would have been entitled to receive upon such exercise if such exercise had occurred prior to the occurrence of the Fundamental Change.

3. The Warrants shall not entitle the Holder to any rights as a shareholder of the Company, including without limitation, voting rights.

4. In case at any time:

(a)	the Company shall pay any dividend payable in stock upon its Common Shares or make any distribution to the holders of its Common Shares;

(b)	the Company shall offer for subscription pro rata to the holders of its Common Shares any additional shares of stock of any class or other rights;

(c)	there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

(d)	in case of any Fundamental Change;

then, and in any one or more of such cases, the Company shall give to the Holder at least 15 business days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for the purpose of such dividend, distribution or offer, or for determining rights to vote with respect to such Fundamental Change, dissolution, liquidation or winding-up and in the case of such Fundamental Change, dissolution, liquidation or winding-up, at least 15 business-days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause shall also specify, in the case of any such dividend, distribution or offer, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing shall also specify the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such Fundamental Change, dissolution, liquidation or winding-up, as the case may be. Each such written notice shall be given by first class mail, registered postage prepaid, addressed to the Holder at the address of such Holder, as shown on the books of the Company.

5. Subject to the terms hereof and the terms set forth in the Transfer Form attached hereto, the Warrants may be transferred. No transfer of the Warrants will be effective unless this Warrant Certificate, accompanied by a duly executed Transfer Form or other instrument of transfer in such form as the Company may from time to time prescribe, together with such evidence of the genuineness of each endorsement, execution and authorization and of other matters as may reasonably be required by the Company, are delivered to the Company. No transfer of the Warrants will be made if in the opinion of counsel to the Company such transfer would result in the violation of any applicable securities laws.

6. If the Holder wishes to transfer Warrants, the Company may charge to the Holder requesting the transfer of the Warrants a reasonable sum for each new warrant certificate issued, and the cost of review of the transfer by Company’s legal counsel, and payment of such charges and reimbursement of the Company for any and all charges required to be paid will be made by the Holder requesting the transfer of the Warrants as a condition precedent thereto.

7. Time shall be of the essence hereof.

8. This Warrant Certificate shall be interpreted in accordance with the laws of the Province of British Columbia, Canada.

9. The Holder acknowledges that any Common Shares issued upon exercise of the Warrants may bear the following legends (in addition to any legend required by the laws of the jurisdiction in which the Holder resides):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.

THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THIS SECURITY, EXCEPT AS PERMITTED BY THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE SEPTEMBER 16, 2007.

WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL SEPTEMBER 16, 2007.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be executed this 15th day of May, 2007.

STOCKGROUP INFORMATION SYSTEMS INC.

Per:
Authorized Signatory

SCHEDULE “A”

SUBSCRIPTION FORM

The undersigned hereby exercises the right to purchase shares and hereby subscribes for the undernoted number of the Common Shares referred to in this Warrant Certificate according to the conditions hereof and herewith makes payment of the purchase price in full for the said shares. The undersigned hereby certifies that at the time of exercise, the undersigned is not within the United States and that the undersigned is not a U.S. Person for the purposes of Regulation S of the United States Securities Act of 1933, as amended.

		Number of	Payment
Name in Full	Address	Shares	Enclosed

DATED at _________________________, this ________day of ____________, 200__.

Signature

TRANSFER FORM

For value received, the undersigned hereby sells, transfers and assigns unto _________________________________________________________________________________
(please print name of transferee)

of ____________________________________________________

____________________________________________________

____________________________________________________
(please print address of transferee)

______________________________________________________ warrants of Stockgroup Information Systems Inc.
(please insert number of warrants to be transferred)
represented by the enclosed certificate.

DATED this ___ day of _____________________, 20_____
.

NOTICE: THE SIGNATURE TO THIS TRANSFER MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WARRANT CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER

Signature
guaranteed by:
NOTICE: THE SIGNATURE OF THE TRANSFEROR SHOULD BE GUARANTEED BY A BANK, FINANCIAL INSTITUTION OR STOCK BROKER WHOSE SIGNATURE IS ACCEPTABLE TO THE COMPANY.

* The signature of this transfer must correspond exactly with the name as written on the face page hereof.

Warrants shall only be transferable in accordance with applicable laws and the resale of warrants and shares issuable upon exercise of warrants may be subject to restrictions under such laws.